UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:
September 18, 2023

NIKA PHARMACEUTICALS, INC
(Exact name of registrant as specified in its charter)

Colorado	000-56234	90-0292940
State of	Commission	IRS Employer
Incorporation	File Number	Identification No.

2269 Merrimack Valley Avenue
Henderson, NV 89044
Address of principal executive offices

702-326-3615
Telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b -2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Introductory Note

As set forth in the Annual Report on Form 10-K filed by Nika Pharmaceuticals, Inc. (the “Company”) on April 10, 2023 with the Securities and Exchange Commission (the “SEC”) and the Current Report on Form 8-K filed by the Company on April 12, 2022 with the SEC, the Company reported that pursuant to the terms of a stock purchase agreement resulting in a change of control (the “Change in Control”), the Company changed its business to focus on the following.

On April 7, 2022, the Company signed with “VITAL FE” Joint Stock Company (“VITAL”) an Exclusive Rights Agreement for a term of 15 years for the production and distribution of Thymus Nuclear Glycoprotein (“TNG”). VITAL holds the technology to manufacture TNG and the intellectual property for Phase III Clinical Trial on TNG, started in 1997 and completed in 1998 in Infectious Diseases Hospital, Sofia on 20 patients suffering from AIDS in the advanced stages of the disease. The results of the clinical trial show that TNG has a significant place in the treatment of HIV. Under the terms of the agreement the Company agreed to pay VITAL $80,000 or issue the equivalent number of shares of preferred stock of the Company (“Preferred Stock”)at a $0.01 cost basis per share to a party elected by VITAL and VITAL has elected for 8,000,000 shares of Preferred Stock to be issued in the name of Dimitar Slavchev Savov. Dimitar Savov is Managing Director and owner of a 70% stake in VITAL.

On April 7, 2022, the Company signed with “MICAR 11” LTD. (“MICAR”) an Exclusive Rights Agreement for a term of 15 years for the production and distribution of two dietary supplements, namely Palmcarotilen and Fiziolong. Palmcarotilen is a dietary supplement in the form of soft gelatin capsules that improves and regulates the metabolism of the epithelial cells and protects them from degenerative alterations. It favorably affects embryonic development; the regulation of the growth and division of the cells; stimulates the growth of the bone tissue; favorably affects the function of the gonads; increases and maintains high level of the immune system. Fiziolong is a dietary food supplement in the form of hard gelatin capsules, which serves as general stimulant for those in a period of convalescence, as well as in situations of high mental and physical loads, and for the recovery in sports. Under the terms of the agreement the Company agreed to pay MICAR $20,000 or issue the equivalent number of shares of Preferred Stock at a $0.01 cost basis per share to a party elected by MICAR and MICAR has elected for 2,000,000 shares of Preferred Stock to be issued in the name of Dimitar Slavchev Savov. MICAR is wholly owned by Dimitar Savov and he acts as its Managing Director.

This Current Report is being filed in connection with the transactions consummated by the Company and certain related events and actions taken by the Company.

This Current Report contains a summary of the agreements executed in connection with the transactions described herein. The summary of the agreements is subject to, and are qualified in their entirety by, reference to the agreements, which are filed as an exhibit hereto and incorporated herein by reference.

Item 1.01 Entry into a Material Definitive Agreement

The information contained in Item 2.01 below relating to the various agreements described therein is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

The disclosure set forth in the “Introductory Note” above is incorporated by reference into this Item 2.01.

FORM 10 INFORMATION

Prior to the Closing, the Company was a shell company (as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) with no operations, formed as a vehicle to effect a business combination with one or more operating businesses. Item 2.01(f) of Form 8-K states that if the registrant was a shell company, as the Company was immediately before entering into the Exclusive Rights Agreements, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, the Company is providing below the information that would be included in a Form 10 if it were to file a Form 10. Please note that the information provided below relates to the combined company after entering into the Exclusive Rights Agreements unless otherwise specifically indicated or the context otherwise requires.

Cautionary Note Regarding Forward-Looking Statements

Unless the context indicates otherwise, as used in this Current Report, the terms “Nika,” “we,” “us,” “our,” “our company” and “our business” refer, to Nika Pharmaceuticals, Inc., including its subsidiaries. Certain statements, other than purely historical information, including estimates, projections, statements relating to our business plans, objectives, and expected operating results, and the assumptions upon which those statements are based, are “forward-looking statements.” These forward-looking statements generally are identified by the words “believes,” “project,” “expects,” “anticipates,” “estimates,” “intends,” “strategy,” “plan,” “may,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from the forward-looking statements. Our ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Factors which could have a material adverse effect on our operations and future prospects include, but are not limited to: changes in economic conditions, legislative/regulatory changes, availability of capital, interest rates, competition, and generally accepted accounting principles. These risks and uncertainties should also be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements.

Business

The information set forth in Item 1 of the Company’s Annual Report on Form 10-K for the period ended December 31, 2022 as filed with the SEC on April 10, 2023 is incorporated by reference into this Current Report on Form 8-K.

Risk Factors

As a smaller reporting company, we are not required to provide the information required by this item.

Financial Information

The information set forth in Item 7 of the Company’s Annual Report on Form 10-K for the period ended December 31, 2022 as filed with the SEC on April 10, 2023 and the information set forth in the Company’sAnnual Report on Form 10-K for the period ended December 31, 2021 as filed with the SEC on March 3, 2022 is incorporated by reference into this Current Report on Form 8-K.

Properties

The Company currently does not own any property.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of August 31, 2023, the number and percentage of our outstanding shares of common stock owned by (i) each person known to us to beneficially own more than 5% of our outstanding common stock, (ii) each director, (iii) each named executive officer, and (iv) all officers and directors as a group. Common stock beneficially owned and percentage ownership was based on 876,090,000 shares outstanding as of August 31, 2023.

	Shares of	Percent of	Shares of	Percent of	Number of	Percent of
	Common	Common	Series A	Series A	Voting	Voting
Name of Beneficial Owner	Stock	Stock	Preferred	Preferred	Shares	Shares
	Beneficially	Beneficially	Stock	Stock	Beneficially	Beneficially
	Owned**	Owned(1) **	Beneficially	Beneficially	Owned**	Owned(1) **
			Owned	Owned**
5% Beneficial Owners

ACFT LLC(2)	150,000,000	17.12%	—	—	150,000,000	—
Mariya S Radivoeva	94,000,000	10.79%	—	—	94,000,000	—
Kubrat S. Radivoev	75,000,000	8.56%			75,000,000	—
Noble Investment Corp.	154,500,000	17.6%	—	—	154,500,000	—

Directors and Officers
Dimitar Slavchev Savov	333,420,000	38.04%	10,000,000	100%	10,333,420,000	100%
Clifford Redekop	150,000,000	17.12%	—	—	150,000,000	—
All directors and executive officers as a group (2 persons)	483,420,000	55.16%	10,000,000	100%	10,483,420,000	100%

**

Under SEC rules, beneficial ownership includes shares over which the individual or entity has voting or investment power and any shares which the individual or entity has the right to acquire within sixty days.

(1)

Percentage of voting stock is based on 876,090,000 shares of our common stock and 10,000,000 shares of Series A Preferred Stock (which for voting purposes votes with the Common Stock and has 1,000 votes per 1 share of Preferred Stock) outstanding on August 31, 2023.

(2)	Includes shares held by ACFT LLC, which is managed by Mr. Redekop.

Directors and Executive Officers

The information set forth in Item 10 of the Company’s Annual Report on Form 10-K for the period ended December 31, 2022 as filed with the SEC on April 10, 2023 is incorporated by reference into this Current Report on Form 8-K.

Executive Compensation

The information set forth in Item 11 of the Company’s Annual Report on Form 10-K for the period ended December 31, 2022 as filed with the SEC on April 10, 2023 is incorporated by reference into this Current Report on Form 8-K.

Certain Relationships and Related Transactions, and Director Independence

The information set forth in Item 13 of the Company’s Annual Report on Form 10-K for the period ended December 31, 2022 as filed with the SEC on April 10, 2023 is incorporated by reference into this Current Report on Form 8-K.

Legal Proceedings

There are no material claims, actions, suits, proceedings, or investigations that are currently pending or, to the Company’s knowledge, threatened by or against the Company or respecting its operations or assets, or by or against any of the Company’s officers, directors, or affiliates.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Market Information

The stock of the Company is not traded on any exchange or quoted on any interdealer quotation system at this time.

Restricted Stock

Currently, Nika Pharmaceuticals, Inc. has 20,490,000 unrestricted common stock outstandingthat are freely tradable and will be available for resale. Upon information and belief of the Company, Rule 144, was available as a resale exemption due to the fact that the Company had not been a shell at that point in its history.

Currently, under Rule 144(i), the Company was a former shell company and is providing complete Form 10 information as of the date of this Current Report, there are no shares other than set forth above that are available for resale pursuant to Rule 144.

There are no shares of common stock of the Company that will be or has been publicly proposed to be, publicly offered by the Company, the offering of which could have a material effect on the market price of the Company’s common stock.

Security Holders

As of September 14, 2023, there were approximately 64 holders of record of our common stock, although we believe that there are other persons who are beneficial owners of our common stock held in street name. The transfer agent and registrar for our common stock is Securities Transfer Corporation, 2901 N Dallas Parkway, Suite 380, Plano, Texas 75093. Their telephone number is 469-633-0101.

Dividend Policy

We have never paid any cash dividends and intend, for the foreseeable future, to retain any future earnings for the development of our business. Our Board of Directors will determine our future dividend policy on the basis of various factors, including our results of operations, financial condition, capital requirements and investment opportunities.

Securities Authorized for Issuance Under Equity Compensation Plans

None.

Recent Sales of Unregistered Securities

The following is a summary of all securities that we have sold since January 1, 2020 without registration under the Securities Act of 1933, as amended (the “Securities Act”).

No shares were issued during the year ended December 31, 2020 or the year ended December 31, 2021.

On April 7, 2022, as a result of the two Exclusive Rights Agreements referred to in Item 1.01 above, the Company issued 10,000,000 shares of Preferred Stock to the Company’s CEO, Dimitar Slavchev Savov.

On April 25, 2022, the Company issued 5,000,000 shares of common stock to Noble Investment Corp. pursuant to the terms of a Consulting Services Agreement for the goal of getting an active trading symbol and placing the Company’s common stock on OTC Markets. The shares were valued at $0.01, for total non-cash expense of $50,000. [services]

On April 26, 2022, the Company sold 1,000,000 shares of common stock for $10,000 at $0.01 per share.

On April 26, 2022, the Company issued 5,000,000 shares of common stock pursuant to the terms of an Intermediation Agreement with the goal of getting national distribution of the Company’s dietary supplements Physiolong and Carotilenin the North American markets. The shares were valued at $0.01, for total non-cash expense of $50,000. [services]

On April 26, 2022, the Company issued 2,500,000 shares of common stock to Mariya Radivoeva pursuant to the terms of a Services Agreement with the goal of creating a coherent brand that reflects the entry of Nika Pharmaceuticals. Inc. into the pharmaceutical industry. The shares were valued at $0.01, for total non-cash expense of $25,000. [services]

On April 26, 2022, the Company issued 2,500,000 shares of common stock to Kubrat Radivoev pursuant to the terms of a Services Agreement with the goal of construction and maintenance of the Company’s own production facility. The shares were valued at $0.01, for total non-cash expense of $25,000. [services]

[In conjunction with the sale of the majority shares of the Company and the change in ownership, Mr. Ray forgave the $30,018 that was due to him from the Company. The $30,018 has been credited to additional paid in capital.

During the year ended December 31, 2022, Dimitar Slavchev Savov, CEO, advanced the Company $18,180 to pay for general operating expenses. The advance in non-interest bearing and due on demand.]

[2022 Forgiveness of related party loans]

[2022 Common stock issued for cash—30m shares]

[2022 Common stock issued for services—450m shares]

[2022 Preferred stock issued for agreement—10m shares]

Description of Registrant’s Securities to Be Registered

Common Stock

In the discussion that follows, we have summarized selected provisions of our Articles of Incorporation as amended and restated, amended and restated bylaws (the “Bylaws”), and certificate of designation, and theColorado Business Corporation Actrelating to our capital stock. This summary is not complete. This discussion is subject to the relevant provisions of Colorado law and is qualified in its entirety by reference to our Articles of Incorporation and our bylaws. You should read the provisions of our Articles of Incorporation, our bylaws, and our certificates of designation as currently in effect for provisions that may be important to you. Please also see “Effect of Certain Provisions of our Bylaws” below.

There are 2,700,000,000 shares of Common Stock, $0.0001 par value, authorized, with 876,090,000 shares issued and outstanding as of the date of this Current Report. The holders of Common Stock are entitled to one vote for each share held on all matters submitted to a vote of shareholders. The holders of Common Stock have no preemptive, subscription, redemption or conversion rights. There is no cumulative voting allowed.

Effective July 20, 2022, the Company and its Board of Directors approved a 30 for 1 forward stock split. As a result, 846,887,000 shares of common stock were issued.

All shares of Common Stock are entitled to participate ratably in dividends when and as declared by the Company’s board of directors. Any such dividends may be paid in cash, property or additional shares of Common Stock. The Company has not paid any cash dividends on its shares of Common Stock since its inception and presently anticipates that no dividends on such shares will be declared in the foreseeable future. Any future dividends will be subject to the discretion of the Company’s board of directors and will depend upon, among other things, future earnings, the operating and financial condition of the Company, its capital requirements, general business conditions and other pertinent facts. Therefore, there can be no assurance that any dividends on the common stock will be paid in the future.

In the event of dissolution, whether voluntary or involuntary of the Company, each share of Common Stock is entitled to share ratably in any assets available for distribution to holders of the equity securities of the Company after satisfaction of all liabilities.

Preferred Stock

We have 10,000,000 shares of Preferred Stock authorized, par value $0.0001, of which 10,000,000 are issued and outstanding.

On April 8, 2022, the Company filed a certificate of designation establishing the rights and preference of preferred stock with the Secretary of State of Colorado, which modified the rights of owners of Preferred Stock. Each outstanding share of the series of Preferred Stock shall be entitled to one thousand (1,000) votes on each matter submitted to a vote. Shares of Preferred Stock shall, with respect to dividend rights, rights on redemption and rights on liquidation, winding up and dissolution, rank pari passu with all classes of Common Stock.

On August 18, 2022, the Company Amended its Articles of Incorporation to change the par value of the preferred stock from $0.001 to $0.0001.

Indemnification of Officers and Directors

The Amended Articles of Incorporation and the bylaws of Nika provide blanket indemnification for its management to the fullest extent permissible under Colorado law. The Company indemnifies, defends, and holds harmless directors and officers of the Company from liability incurred in connection with duties as the management of the Company.

Our bylaws and articles of incorporation provide that a director or officer of the Company shall not be personally liable to the Company or its shareholders for monetary damages for breach of fiduciary duty as a director or officer, except for liability (i) for any breach of the director’s duty of loyalty to the Company or its shareholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct, fraud or a knowing violation of law; or (iii) for the payment of distributions in violation of Colorado law or (iv) for any transaction from which the director derived an improper personal benefit.

Financial Statements and Supplementary Data

The information set forth in Item 7 of the Company’s Annual Report on Form 10-K for the period ended December 31, 2022 as filed with the SEC on April 10, 2023 and the information set forth in the Company’sAnnual Report on Form 10-K for the period ended December 31, 2021 as filed with the SEC on March 3, 2022 is incorporated by reference into this Current Report on Form 8-K.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

On August 18, 2022, the Board of Directors of the Company deemed it in the best interests of the company to dismiss independent accountant Pinnacle Accountancy Group of Utah (“Pinnacle”).

The reports of Pinnacle on the Company’s financial statements for each of the two fiscal years ending December 31, 2021 and December 2020 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to audit scope or accounting principles. Such reports of Pinnacle were prepared assuming that the Company had the ability to continue as a going concern. The decision to change auditors was approved by the entire Board of Directors of the Company.

During the fiscal years ended December 31, 2021 and December 31, 2020 and the subsequent interim period through September 30, 2022, the Company did not have any disagreements with Pinnacle on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Pinnacle’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s financial statements for such periods.

During the fiscal years ended December 31, 2021 and December 31, 2020, and the subsequent interim periods through September 30, 2022, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Pinnacle with a copy of the Form 8-K it filed on October 31, 2022. The Board of Directors discussed this with Pinnacle, and the Company authorized Pinnacle to respond fully to the inquiries of the successor accountant concerning historical data.The Company provided Pinnacle with a copy of disclosures it is making in this Form 8-K and requested that Pinnacle furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein. A copy of Pinnacle’s letter dated September 13, 2023, is filed as Exhibit 16.1 hereto.

On October 24, 2022, the Company engaged the firm of BF Borgers CPA, PC to serve as the independent accountant to audit the company’s financial statements (“Borgers”).The Board of Directors approved the engagement of Borgers as the Company’s new independent auditors.

Financial Statements and Exhibits

The information set forth in Item 8 of the Company’s Annual Report on Form 10-K for the period ended December 31, 2022 as filed with the SEC on April 10, 2023 is incorporated by reference into this Current Report on Form 8-K. Please also see Item 9.01 of this Current Report.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 2.01 of this Current Report on Form 8-K with respect to the unregistered sales of equity securities is incorporated by reference into Item 3.02 of this Current Report on Form 8-K.

Item 3.03. Material Modification to Rights of Security Holders.

On April 8, 2022, the Company filed a “CERTIFICATE OF DESIGNATION ESTABLISHING THE RIGHTS AND PREFERENCES OF PREFERRED STOCK” with the Secretary of State of Colorado, which modified the rights of owners of Preferred Stock. The holders of Preferred Stock shall be entitled to notice of any meeting of the Company’s shareholders and to vote on any matter subject to a vote. Each outstanding share of the series of Preferred Stock shall be entitled to one thousand (1,000) votes on each matter submitted to a vote. Shares of Preferred Stock shall, with respect to dividend rights, rights on redemption and rights on liquidation, winding up and dissolution, rank pari passu with all classes of common stock of the Company (the “Common Stock”).

Item 5.01. Changes in Control of Registrant.

As a result of the purchase by Dimitar Slavchev Savov of a total of 11,489,000 (87%) shares of common stock of the Company from the Company’s former President and CEO, Mr. Phil E. Ray and certain other shareholders for $140,000, a change in control of the Company occurred as of April 1, 2022.The funds used were Mr. Savov’s personal funds.A copy of the Common Stock Purchase Agreement is filed as Exhibit 2.1 hereto.

Item 5.06. Change in Shell Company Status.

As of April 11, 2022 and due to the acquisition detailed in Item 2.01 of this current report and updated business scope, the Company is no longer designated as a shell company.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

2.1	Common Stock Purchase Agreement between Dimitar Savov, Phil E. Ray and certain shareholders dated March 21, 2023.*
3.1	Amended and Restated Articles of Incorporation as filed with the Colorado Secretary of State on May 17, 2022(1)
3.2	Statement of Change Adding Certificate of Designation filed with the Colorado Secretary of State on April 25, 2022*
3.3	Articles of Amendment as filed with the Colorado Secretary of State on June 28, 2022*
3.4	Articles of Amendment as filed with the Colorado Secretary of State on August 19, 2022(1)
3.5	Amended Bylaws(1)
10.1	Exclusive Rights Agreement between the Company and “VITAL FE” Joint Stock Company dated April 7, 2022.*
10.2	Exclusive Rights Agreement between the Company and “MICAR 11” LTD. dated April 7, 2022.*
10.3	Joint Business Agreement between the Company and Immunotech Laboratories BG, Ltd. dated August 1, 2022.*
10.4	Cooperation Agreement between the Company and Nika BioTechnology, Inc. dated August 1, 2022.*
10.5	Exclusive Rights Agreement between the Company and Dimitar Slavchev Savov dated August 31, 2022.*
16.1	Letter re change in certifying accountant dated September 13, 2023*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

1.	Incorporated by reference from the Company’s Current Report on Form 8-K dated August 22, 2022.
2.	Incorporated by reference from the Company’s Annual Report on Form 10-K, filed on March 31, 2017.
*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 18th day of September 2023.

NIKA PHARMACEUTICALS, INC.

By:	/s/ Dimitar Slavchev Savov
Dimitar Slavchev Savov, Chief Executive Officer